SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                    INFORMATION STATEMENT PURSUANT TO SECTION
                  14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY INFORMATION STATEMENT      [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
[X]  DEFINITIVE INFORMATION STATEMENT            RULE 14C-5(D)(2))

                            RAPTOR INVESTMENTS, INC.
                  (NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Payment of Filing Fee (Check the appropriate box):

  [X]   No Fee required.

  [ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

  (2)   Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)   Proposed maximum aggregate value of transaction:

  (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            RAPTOR INVESTMENTS, INC.

TO OUR SHAREHOLDERS:

         This information statement is being provided to the stockholders of Raptor Investments, Inc. formerly known as Paramark Enterprises, Inc. (the "Company"). Our Board of Directors has approved, and recommended the adoption by our stockholders, of a corporate reorganization, the principal feature of which is to transfer the Company's legal domicile from Delaware to Florida pursuant to an Agreement and Plan of Merger between the Company and its wholly-owned subsidiary, Raptor Investments, Inc., a Florida corporation, wherein the Florida corporation will be the surviving corporation.

         As a matter of regulatory compliance we are sending you this Information Statement which describes the purpose and provisions of the reorganization.

         Please feel free to call us at (954) 346-5799 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Raptor Investments, Inc.

                                    For the Board of Directors of RAPTOR
                                    INVESTMENTS, INC.

                                    /S/ PAUL F. LOVITO, JR.
                                    --------------------------------------------
                                    Paul F. Lovito, Jr., President and
                                    Chief Executive Officer

                            RAPTOR INVESTMENTS, INC.

                            2855 N. University Drive
                                    Suite 320
                             Coral Springs, FL 33065


                              INFORMATION STATEMENT

                     WE ARE NOT ASKING YOU FOR A PROXY, AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                     GENERAL

         This Information Statement is being furnished to the stockholders of Raptor Investments, Inc., a Delaware corporation formerly known as Paramark Enterprises, Inc. (the "Company"), in connection with the proposed reorganization of the Company. The principal feature of the reorganization is to transfer the Company's legal domicile from Delaware to Florida pursuant to an Agreement and Plan of Merger between the Company and Raptor Investments, Inc., a Florida corporation and wholly-owned subsidiary of the Company ("Raptor Florida"), wherein Raptor Florida will be the surviving corporation (the "Reincorporation"). The Reincorporation will be approved by the written consent of the holders of a majority in interest of our voting capital stock which consists of our common stock ("Common Stock"). On the effective date of the Reincorporation, all of the assets and liabilities of the Company will be transferred to Raptor Florida. The Reincorporation will not result in any changes in our business, assets or liabilities, will not cause our corporate headquarters to be moved, nor will it result in any relocation of management or other employees. On November 16, 2001, our Board of Directors approved and recommended by written consent that the Reincorporation be adopted by our stockholders. The Reincorporation will be adopted by our stockholders upon the filing with us of the written consent of the holders of not less than a majority in interest of our Common Stock. If the Reincorporation was not adopted by written consent, it would have been required to be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Reincorporation.

         The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. In order to




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



eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.

         Charles Loccisano, Loccisano Trusts, Alan Gottlich, Paul F. Lovito, Jr., Matthew Lovito and Marc A. Lovito own in the aggregate 2,148,863 shares of our Common Stock representing approximately 52.2% of our outstanding Common Stock, have indicated that they intend to give their written consent to the adoption of the Reincorporation described in this Information Statement. The written consent of such persons to the adoption of the Reincorporation will become effective upon the filing of their written consents with our Secretary and the filing of the Certificate of Merger with the Secretaries of States of Delaware and Florida. We anticipate that the filing of such written consents will occur on or before December 24, 2001. The date on which this Information Statement was first sent to stockholders is on or about December 4, 2001. The record date established by us for purposes of determining the number of outstanding shares of our Common Stock is November 16, 2001 (the "Record Date").

         Pursuant to Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record on the Record Date, no additional action will be undertaken pursuant to such written consents.

                                EXECUTIVE OFFICES

         Our principal executive offices are located at 2855 N. University Drive, Suite 320, Coral Springs, FL 33065. Our telephone number is (954) 346-5799.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

         As of the Record Date, there were 4,113,383 shares of our Common Stock outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our directors and executive officers; (iii) each person intending to file a written consent to the adoption of the Reincorporation described herein; and (iv) all of our directors, executive officers and designated stockholders as a group. This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 2855 N. University Drive, Suite 320, Coral Springs, FL 33065.




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



                                             Shares Beneficially
Name of                                            Owned
Beneficial Owner                         Number             Percent
--------------------------------------------------------------------------------


Charles Loccisano (1)                  1,431,924(3)           34.8%
Loccisano Trusts (1)                     368,389               9.0%
Alan Gottlich (1)                        187,339(4)            4.6%
Paul F. Lovito, Jr. (5) (6)              229,600               5.6%
Matthew J. Lovito (5) (7)                150,000               3.6%
Marc A. Lovito (5) (8)                   150,000               3.6%

All directors and executive
officers as a group (3 persons)          529,600              12.9%

(1) The address of this beneficial owner is that of the Company's principal executive office.
(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by, of, for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.
(3) Includes 184,195 shares held by The Charles Loccisano Irrevocable Trust f/b/o Marissa Loccisano, and 184,195 shares held by The Charles Loccisano Irrevocable Trust f/b/o Michael Loccisano (jointly referred to as the "Loccisano Trusts"), with respect to which Mr. Loccisano is the settlor. Mr. Loccisano disclaims beneficial ownership of these shares. Mr. Gottlich and Mr. Feiger are the trustees of the Loccisano Trusts and possess shared voting and dispositive power.
(4) Includes 155,874 shares held by Mr. Gottlich's spouse, as to which Mr. Gottlich disclaims beneficial ownership. Excludes 368,389 shares held by the Loccisano Trusts over which Mr. Gottlich has shared voting and dispositive powers.
(5) The Lovito's address is 2855 N. University Drive, Suite 320, Coral Springs, FL 33065. Paul A. Lovito, Jr. is the brother of Matthew and Marc Lovito.
(6) Includes 200,000 shares held directly and 23,600 shares held by Mr. Lovito's daughter and 6,000 shares held by a partnership in which Mr. Lovito is a general partner with sole voting and dispositive power over the Paramark shares. Mr. Lovito expressly disclaims beneficial ownership of shares held by his brothers.
(7) Includes 150,000 shares held directly. Mr. Lovito expressly disclaims beneficial ownership of shares held by his brothers.
(8) Includes 150,000 shares held directly. Mr. Lovito expressly disclaims beneficial ownership of shares held by his brothers.

               PROPOSED REINCORPORATION OF THE COMPANY IN FLORIDA

INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Delaware to Florida. In order to accomplish the Reorganization, the Company proposes to merge with and into its wholly- owned subsidiary, Raptor Florida. Under the terms of the merger, Raptor Florida will be the surviving corporation, and all shareholders of the Company will automatically become stockholders of Raptor Florida. The Certificate of Incorporation and Bylaws of Raptor Florida will become the governing instruments of the surviving corporation.

EFFECTIVE DATE OF REINCORPORATION

         The Reincorporation will become effective upon the filing with and acceptance by the Delaware and Florida Secretaries of State of the Certificate of Merger, which is expected to be on or about December 4, 2001, unless the Reincorporation is extended or abandoned by the Company.

THE MERGER

         Raptor Florida will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Information Statement as Exhibit A, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, Raptor Florida will continue to exist in its present form, and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Raptor Florida will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of Raptor Florida will be comprised of the same individuals who presently are members of the Board of Directors of the Company. It is anticipated that the directors of Raptor Florida will elect as officers of Raptor Florida the same individuals who presently serve as officers of the Company. The rights of stockholders and the corporate affairs of Raptor Florida will be governed by the Florida Business Corporation Act ("FBCA") and by the Articles of Incorporation and Bylaws of Raptor Florida, instead of the Delaware Law and the Certificate of Incorporation and Bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights Under Florida and Delaware Corporate Law and Charter Documents." The Articles of Incorporation and Bylaws of Raptor Florida and the Certificate of Incorporation and Bylaws of the Company are available for inspection by shareholders of the Company at the principal offices of the Company located at 2855 N. University Drive, Suite 320, Coral Springs, FL 33065 along with, telephone number (954) 346-5799.

CAPITAL STRUCTURE OF THE COMPANIES

         The authorized capital of the Company is 10,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of "blank check" preferred stock, par value $.01 per share. As of the Record Date, there were 4,113,383 shares of the Company's common stock and no shares of its preferred stock issued and outstanding. The authorized capital of Raptor Florida will be 100,000,000 shares of common stock, par value $.01 per share and 5,000,000 shares of preferred stock, par value $.01 per share. The Board of Directors of Raptor Florida, without further shareholder approval, may issue the preferred stock in one or more series from time to time and fix or alter the designations, relative rights, priorities, preferences, qualifications, limitations and restrictions of the shares of each series. The rights, preferences, limitations and restrictions of different series of preferred stock may differ with respect to dividend rates, amounts payable and liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and other matters. The Board of Directors of Raptor Florida may authorize the issuance of preferred stock which ranks senior to the Raptor Florida common stock for the payment of dividends and the distribution of assets on liquidation.

         Following the effective date of the Reincorporation, and assuming no shareholder exercises dissenters rights, there will be:

o        4,113,383 shares of Raptor Florida's common stock, and
o        no shares of its preferred stock.

issued and outstanding.

EXCHANGE OF SHARES OF THE COMPANY FOR SHARES OF RAPTOR FLORIDA

         Upon the effectiveness of the Reincorporation, each outstanding share of the Company's Common Stock will be automatically converted into the right to receive, subject to exercise of dissenter's rights, one fully paid and non-assessable share of the common stock of Raptor Florida. Also, the shares of Raptor Florida common stock issued to the Company, which are all of the issued and outstanding shares of Raptor Florida' common stock immediately prior to the merger, shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's Common Stock will represent the same number of shares of Raptor Florida's common stock. Certificates evidencing shares of the Company's Common Stock may be exchanged for certificates evidencing Raptor Florida's common stock at any time after the Reincorporation is completed.

         No fractional shares of Raptor Florida will be issued as a result of the Reincorporation. On the effective date of the Reincorporation, the number of outstanding shares of common stock of Raptor Florida will be equal to the number of shares of the Company's Common Stock outstanding and immediately prior to the effective date of the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of Raptor Florida will be the same as the holder's basis in the corresponding share of Common Stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of Raptor Florida will include the period during which the holder held the corresponding share of Common Stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor Raptor Florida will recognize gain or loss as a result of the Reincorporation, and Raptor Florida will generally succeed, without adjustment, to the tax attributes of the Company. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN FLORIDA INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

SECURITIES ACT CONSEQUENCES

         Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Raptor Florida will not be required.

REASONS FOR THE REINCORPORATION

         One of the reasons for the Reincorporation is to reduce the Company's expenses. Under the Delaware Law, the Company is currently required to pay Delaware an annual franchise tax. A corporation organized under the laws of the State of Florida is currently required to pay an annual fee of $150 but is not required to pay any franchise tax such as required by Delaware. If the Reincorporation is approved by the Company's shareholders and subsequently effected, the Company will be required to pay a pro rata portion of the 2001 Delaware franchise tax based on the portion of the year during which the Company was incorporated in Delaware.

         While franchise tax savings is the principal reason for the proposed Reincorporation, an additional reason for the Reincorporation is to conform the Company's legal residence to its principal place of business. In addition, the Board of Directors believes that the FBCA will meet the Company's business needs and that the Delaware Law does not offer corporate law advantages sufficient to warrant payment of the franchise tax burden that results from maintaining a legal residence in Delaware. The significant advantages between the FBCA and the Delaware Law are discussed below.

COMPARISON OF SHAREHOLDER RIGHTS OF HOLDERS OF STOCK UNDER FLORIDA AND DELAWARE CORPORATE LAW AND CHARTER DOCUMENTS

GENERAL

         It is not practical to describe all of the differences between the laws of Delaware and Florida or the Delaware and Florida charter documents. The following is a summary of some of the significant rights of the holders of stock under Delaware and Florida law and under the Delaware and Florida charter documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

         LIABILITY OF DIRECTORS. The FBCA generally provides that a director is not personally liable for monetary damages to the corporation or any other person for any act or omission as a director unless the director breached or failed to perform his duties as a director and such breach or failure:

     (1) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful,

     (2) constitutes a transaction from which the director derived an improper personal benefit,

     (3)  results in an unlawful distribution,

     (4) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct, or

     (5) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

         The Delaware Law provides that a corporation's certificate of incorporation may contain a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for a breach


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


which (a) constitutes a breach of the director's duty or loyalty to the corporation or its shareholders, (b) constitutes an act or omission not in good faith or which involves intentional misconduct or a knowing violation of law,
(c) results in an unlawful distribution, or (d) relates to a transaction from which the director derived an improper personal benefit. The provisions of the FBCA eliminating personal liability of directors automatically apply to all Florida corporations.

         INDEMNIFICATION. Under both the FBCA and the Delaware Law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (1) expenses (including attorneys' fees) and certain amounts paid in settlement, and (2) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The Delaware Law and the FBCA both provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. Additionally, the FBCA provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

         DERIVATIVE ACTIONS. The Delaware Law provides that (1) a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law, (2) a complaint in a derivative proceeding must allege with particularity the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort, (3) a derivative proceeding may be settled or discontinued only with court approval, and (4) the court may dismiss a derivative proceeding if it finds that a committee of independent directors have acted independently and in good faith and have demonstrated a reasonable basis for its determination that the action should be dismissed. The FBCA provides for similar requirements, except that (a) a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored, (b) the court may dismiss a derivative proceeding if the court finds that certain independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the bet interests of the corporation, and (c) if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.



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


         DISTRIBUTIONS AND REDEMPTIONS. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Under the FBCA, a corporation's redemption of its own capital stock is deemed to be a distribution. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. A Delaware corporation is generally prohibited from redeeming any of its capital stock if the redemption would result in an impairment of the corporation's capital.

         SHAREHOLDER INSPECTION OF BOOKS AND RECORDS. Under the FBCA, a shareholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report, during regular business hours if the shareholder gives at least five business days' prior written demand to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy certain other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written demand to the corporation and (1) the shareholder's demand is made in good faith and for a proper purpose, (2) the demand describes with particularity its purpose and the records to be inspected or copied, and (3) the requested records are directly connection with such purpose. The FBCA also provides that a corporation may deny certain demand for inspection if such demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation. The provisions of the Delaware Law governing the inspection and copying of a corporation's books and records are generally less restrictive than those of the FBCA. Specifically, the Delaware Law permits any stockholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, shareholders list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof.

         DISSENTERS' OR APPRAISAL RIGHTS. A shareholder of a Florida corporation, with certain exceptions, has the right to dissent from, and obtain payment of the fair value of his shares in the event of (1) a merger or consolidation to which the corporation is a party, (2) a sale or exchange of all or substantially all of the corporation's property other than in the usual and ordinary course of business, (3) the approval of a control share acquisition,
(4) a statutory share exchange to which the corporation is a party as the corporation whose shares will be acquired, (5) an amendment to the articles of incorporation if the shareholder is entitled to vote on the amendment and the amendment would adversely affect the shareholder, and (6) may corporate action taken to the extent that the articles of incorporation provide for dissenters' rights with respect to such action. The FBCA provides that unless a corporation's articles of incorporation provide otherwise, which Raptor

Florida's articles of incorporation do not, a shareholder does not have dissenters' rights with respect to a plan of merger, share exchange or proposed sale or exchange of property if the shares held by the shareholder are either registered on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD"), or held of record by 2,000 or more shareholders.

         A stockholder of a Delaware corporation generally is entitled to certain appraisal rights in the event that the corporation is a party to certain mergers or consolidations to which the stockholder did not consent. A Delaware corporation's certificate of incorporation may also provide that dissenters' rights are available with respect to an amendment to the certificate of incorporation or any sale of all or substantially all of the corporation's assets. The Company's certificate of incorporation does not contain such a provision. Similar (but not identical) to the FBCA, dissenters' rights do not apply to a stockholder of a Delaware corporation if his shares were (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or (2) held of record by more than 2,000stockholders. Notwithstanding the foregoing, however, under the Delaware Law a stockholder does not have dissenters' rights with respect to such shares if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders, (c) cash in lieu of factional shares, or (d) any combination of the foregoing.

         STAGGERED BOARD OF DIRECTORS. Both the FBCA and the Delaware Law permit a corporation to have a staggered board of directors divided into not more than three classes.

         QUORUM FOR SHAREHOLDER MEETINGS. Under the FBCA, unless otherwise provided in a corporation's articles of incorporation, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. Raptor Florida's articles of incorporation do not include a provision altering the shareholder quorum requirement. The Delaware Law is similar to the FBCA, except that under the Delaware Law a corporation's certificate of incorporation or bylaws may specify the number of shares which constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote.

         SHAREHOLDER VOTING REQUIREMENTS. Under both the FBCA and the Delaware Law, directors are generally elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders' meeting at which a quorum is present, unless a greater number of affirmative votes is required by the articles of incorporation (in the case of a Florida corporation) or the certificates of incorporation or bylaws (in the case of Delaware corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the FBCA or a Florida corporation's articles of incorporation, if a quorum exists, action on any matter generally is approved by the shareholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. Accordingly, under the FBCA, abstentions generally do not have the same effect as a vote against a matter. Under the Delaware Law, unless otherwise provided by the Delaware Law or a Delaware corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter generally is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. Accordingly, under the Delaware Law, abstentions generally have the same effect as votes against a matter.

         ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. The FBCA provides that unless otherwise provide in the articles of incorporation, actions which would be required or permitted to be taken at an annual or special meeting of shareholders may be taken by the written consent of the holders of shares constituting not less than the minimum number of shares that would be necessary to take such action at a meeting of shareholders. The Delaware Law contains a similar provision.

         TREASURY STOCK. A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock which is authorized and issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock; however, such capital stock is deemed stock authorized but not issued or outstanding.

         BOARD VACANCIES. The FBCA provides that a vacancy on the board of directors generally may be filled by an affirmative vote of a majority of the remaining directors or by the shareholders, unless the articles of incorporation provide otherwise. Under the Delaware Law, a vacancy on the board of directors generally may be filled by a majority of the remaining directors or in the manner specified in a corporation's certificate of incorporation or bylaws.

         REMOVAL OF DIRECTORS. The FBCA provides that shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The FBCA further provides that a director generally may be removed only if the number of votes cast to remove him exceed the number of votes cast not to remove him. The Delaware Law provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority of the shares entitled to vote at an election of directors. For a corporation with a board of directors that is classified, stockholders may effect such removal only for cause.

         AMENDMENTS TO CHARTER. An amendment to a Florida corporation's articles of incorporation must be approved by the corporation's shareholders, except that certain immaterial amendments specified in the FBCA may be made by the board of directors. Unless a specific section of the FBCA or a Florida corporation's articles of incorporation require a greater vote, an amendment to a Florida corporation's articles of incorporation generally must be approved by a majority of the votes entitled to be cast on the amendment. A Delaware corporation's certificate of incorporation generally may be amended only if approved by a majority of the outstanding stock entitled to vote thereon.

         SPECIAL MEETINGS OF SHAREHOLDERS. Special meetings of a Florida corporation's shareholders may be called by its board of directors, by the persons authorized to do so in its articles of incorporation or bylaws or by the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, unless a greater percentage not to exceed 50% is required by the articles of incorporation. Special meetings of the stockholders of a Delaware corporation may be called by the board of directors or by the persons authorized in the corporation's certificate of incorporation or bylaws.

         AFFILIATED TRANSACTIONS. The FBCA contains an affiliated transaction statute which provides that certain transactions involving a corporation and a shareholder owning 10% or more of the corporation's outstanding voting shares (an "affiliated shareholder") most generally be approved by the affirmative vote of the holders of two-thirds of the voting shares other than those owned by the affiliated shareholder. The transactions covered by the statute include, with certain exceptions,

     (1) mergers and consolidations to which the corporation and the affiliated shareholder are parties,

     (2) sales or other dispositions of substantial amounts of the corporation's assets to the affiliated shareholder,

     (3) issuances by the corporation of substantial amounts of its securities to the affiliated shareholder,

     (4) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated shareholder,

     (5) any reclassification of the corporation's securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated shareholder, and

     (6) the receipt by the affiliated shareholder of certain loans or other financial assistance from the corporation.

         These special shareholder approval requirements do not apply in any of the following circumstances:

          (a) if the transaction was approved by a majority of the corporation's disinterested directors,

          (b) if the corporation did not have more than 300 shareholders of record at any time during the preceding three years,

          (c) if the affiliated shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for the past five years,

          (d) if the affiliated shareholder is the beneficial owner of at least 90% of the corporation's outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors, or

          (e) if the consideration received by each shareholder in connection with the transaction satisfies the "fair price" provisions of the statute.

         This statute applies to any Florida corporation unless the original articles of incorporation or an amendment to the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Such an amendment to the articles of incorporation or bylaws must be approved by the affirmative vote of a majority of disinterested shareholders and is not effective until 18 months after approval.

         The Delaware Law generally prohibits a stockholder owning 15% or more of a Delaware corporation's outstanding voting stock (an "interested stockholder") from engaging in certain business combinations involving the corporation during the three years after the date the person became an interested stockholder unless, among other things,

     (1) prior to such date, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder,

     (2) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder the stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced,

     (3) on or subsequent to such date, the transaction is approved by the board of directors and by the stockholders by a vote of two-thirds of the disinterested outstanding voting stock,

     (4) the corporation's original certificate of incorporation provides that the corporation shall not be governed by such statute,

     (5) a majority of shares entitled to vote approve an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by the statute (but such amendment will not be effective until one year after it was adopted and will not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption),

     (6) a stockholder becomes an interested stockholder inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder, or

     (7) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on an inter-dealer quotation system of a national securities association, or (c) held of record by more than 2,000 stockholders.

         The business combinations subject to such restriction include, with certain exceptions, mergers, consolidations, sales of assets and transactions benefitting the interested stockholder.

         CONTROL SHARE ACQUISITIONS. The FBCA also contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless the voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. This statute does not apply to acquisitions of shares of a corporation if, prior to the pertinent acquisition of shares, the acquisition as approved by the board of directors or the corporation's articles of incorporation or bylaws provide that the corporation shall not be governed by the statute. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights to receive the fair value of their shares as provided in the FBCA. Delaware does not have any provision comparable to Florida's control share acquisition statute.

         OTHER CONSTITUENCIES. The FBCA provides that directors of a Florida corporation, in discharging their duties to the corporation, may, in addition to considering the effects of any corporate action on the shareholders and the corporation, consider the social, economic, legal or other effects of the corporate action or employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate. Delaware does not have a comparable statutory provision.

SHAREHOLDERS DISSENTERS RIGHTS; HOW TO EXERCISE DISSENTERS RIGHTS

         Under the provisions of Section 262 of the Delaware Law, shareholders of the Company objecting to the merger of the Company with and into Raptor Florida and the receipt of Raptor Florida's shares for shares of the Company have the right to require the Company to purchase their shares. Within ten (10) days after the approval of the merger, the Company will notify each shareholder who has not voted for or consented to the merger of the date the merger was approved.

Such notice will also indicate that the shareholder has the right to require the Company to purchase his/her shares for cash at their fair market value. Any shareholder entitled to this purchase right may, within thirty (30) days of the date of the mailing of such notice by the Company, demand in writing from the Company the purchase of his/her shares. The demand will be sufficient if it informs the Company of the identify of the shareholder, the shareholder's demand for the purchase of his/her shares, the number and class of shares and a statement of what the shareholder claims to be the fair market value as of the day before the announcement of the proposed merger. If a demand is made and the shares are certificated, the shareholder must also submit the certificates representing the shares demanded to be purchased, to be stamped or endorsed with the statement that they are dissenting shares within thirty (30) days of the date of the mailing of the notice by the Company. If the Company denies that the shares are entitled to be purchased or if the shareholder and the Company fail to agree upon the value of the shares, the shareholder must, within six (6) months from the date of the mailing of notice by the Company, file a complaint in the Superior Court of New Castle, Delaware asking the court to determine whether the shares are dissenting shares and their fair market value, or both.

         A copy of the section of the Delaware Law which discussed the rights of shareholders to dissent from the transaction are attached as Exhibit B to this Information Statement.

         Because of the complexities of these provisions of Delaware Law, the Company's shareholders who are considering pursuing dissenters rights may wish to consult legal counsel. The foregoing discussion of such provisions should not be deemed to constitute legal advice and is qualified in its entirety by reference to such provisions attached as Exhibit B to this Information Statement.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /S/ PAUL A. LOVITO, JR.
                                              ----------------------------------
                                              Paul A. Lovito, Jr., President and
                                              Chief Executive Officer

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                            RAPTOR INVESTMENTS, INC.


         AGREEMENT AND PLAN OF MERGER, dated as of December ____, 2001, between RAPTOR INVESTMENTS, INC., a Delaware corporation ("Raptor Delaware"), and RAPTOR INVESTMENTS, INC., a Florida corporation ("Raptor Florida"), such corporations being sometimes referred to herein together as the "Corporations".

                                   WITNESSETH:

         WHEREAS, Raptor Delaware was incorporated under the laws of the State of Delaware on August 24, 1993, and the authorized capital stock of Raptor Delaware consists of 10,000,000 shares of common stock, par value $.01 per share ("Delaware Common Stock"), and 1,000,000 shares of preferred stock, par value $.01 per share ("Delaware Preferred Stock"), of which 4,113,383 shares of Delaware Common Stock were issued and outstanding on the date hereof, and no shares of Delaware Preferred Stock were issued and outstanding on the date hereof.

         WHEREAS, Raptor Florida was incorporated under the laws of the State of Florida on ___________, 2001, and the authorized capital stock of Raptor Florida consists of 100,000,000 shares of common stock, par value $.01 per share ("Florida Common Stock") and 5,000,000 shares of preferred stock, par value $.01 per share ("Florida Preferred Stock") (the Florida Common Stock together with the Florida Preferred Stock are collectively referred to herein as the "Florida Capital Stock");

         WHEREAS, there are currently outstanding 100 shares of Florida Common Stock issued and outstanding, all of which are owned by Raptor Delaware, constituting all of the issued and outstanding capital stock of Raptor Florida;

         WHEREAS, the respective Boards of Directors of the Corporations have determined that it is in the best interests of each of the corporations and their respective shareholders that Raptor Delaware merge with and into Raptor Florida (the "Merger"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Florida Business Corporation Act (the "FBCA"), with Raptor Florida to be the surviving corporation of the Merger and to continue existence under the FBCA;

         WHEREAS, for U.S., federal income tax purposes, it is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the respective Boards of Directors of the Corporations, by resolutions duly adopted, have approved this Agreement, and have directed that it be submitted to the respective shareholders of the Corporations for approval and adoption;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the Corporations hereby agree as follows:

                                   ARTICLE ONE
                                     MERGER

         (3) On the Effective Date (as defined in Section 1.6), and in accordance with the provisions of the DGCL and the FBCA, Raptor Delaware shall be merged with and into Raptor Florida, which shall be the surviving corporation (the "Surviving Corporation") of the Merger. The name of the Surviving Corporation is, and on and after the Effective Date shall continue to be, "Raptor Investments, Inc."

         (4) On the Effective Date, the separate existence of Raptor Delaware shall cease, Raptor Delware and Raptor Florida shall be a single corporation and the Surviving Corporation shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens up on the property of either of the Corporations shall be preserved unimpaired and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations shall be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding in place of either of the Corporations.

         (5) From time to time after the Effective Date, the last acting officers of Raptor Delaware or the corresponding officers of the Surviving Corporation may, in the name of Raptor Delaware, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other actions, as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest in, or perfect or confirm to, the Surviving Corporation and its successors and assigns, title to, and possession of, all of the property, rights, privileges, powers and franchises referred to in
                  Section 1.2 and otherwise to carry out the intent and purposes of this Agreement.

         (6) All corporate acts, plans (including, without limitation, stock option plans), policies, approvals and authorizations of Raptor Delaware, its shareholders, Board of Directors, committees elected or appointed by its Board of Directors, officers and agents, which are valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the surviving corporation as they were with respect to Raptor Delaware. The employees of Raptor Delaware shall become the employees of the Surviving Corporation and shall continue to be entitled to the same rights and benefits which they enjoyed as employees of Raptor Delaware.

         (7) On and after the Effective Date, (a) the Articles of Incorporation and ByLaws of Raptor Florida, as in effect on the date hereof, shall continue to be the Certificate of Incorporation and ByLaws of the Surviving Corporation, unless and until they are thereafter duly altered, amended or repealed, as provided therein or by law, (b) the persons serving as directors and officers of Raptor Delaware immediately prior to the Effective Date shall be the directors and officers, respectively, of the Surviving Corporation until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal, and (c) the independent certified public accountants serving as auditors of Raptor Delaware immediately prior to the Effective Date shall serve as the auditors of Raptor Florida.

         (8) If this Agreement is approved and adopted by the shareholders of Raptor Delaware and the sole stockholder of Raptor Florida and this Agreement is not abandoned or terminated as permitted by Article Five, this Agreement shall be certified, filed with the Secretary of State of Delaware and recorded in accordance with the DGCL and a Certificate of Merger shall be signed, verified and filed with the Division of Corporations and Commercial Code of the State of Florida in accordance with the FBCA. The Merger shall become effective on the date on which the last of such filings is made, which date is referred to herein as the "Effective Date."

         (9) Notwithstanding anything to the contrary contained in this Agreement, any shares held by a shareholder of Raptor Delaware who objects to the Merger, whose shares were not voted in favor of the Merger and who complies with all the provisions of the DGCL concerning the rights of such person to dissent from the Merger and to require appraisal of such person's shares ("Raptor Delaware Dissenting Shares") shall not be converted pursuant to this Agreement but shall become the right to receive such consideration as may be determined to be due to the holder of such Raptor Delaware Dissenting Shares pursuant to the DGCL; provided, however, that each Raptor Delaware Dissenting Share held by a person at the Effective Time who shall, after the Effective Time, withdraw the demand for appraisal or lose the right of appraisal, in either case pursuant to the DGCL, shall be deemed to be converted, as of the Effective Time, into Florida Common Stock in the amount equal to the Conversion Ratio, without any interest thereon.

         (10) Raptor Florida shall comply with and be responsible for implementing all applicable requirements of DGCL pertaining to appraisal rights of holders of Raptor Delaware Dissenting Shares including, without limitation, payment for said Raptor Delaware Common Stock in accordance with DGCL.


                                   ARTICLE TWO
                      COVENANT OF THE SURVIVING CORPORATION
                TO COMPLY WITH CERTAIN PROVISIONS OF DELAWARE LAW

         The Surviving Corporation shall comply with the provisions of the FBCA with respect to foreign corporations doing business in the State of Delaware and, in this regard, hereby agrees that it shall promptly pay to any dissenting shareholders of Raptor Delaware the amount, if any, to which they shall be entitled as a result of the Merger under the provisions of the FBCA with respect to the rights of dissenting shareholders.


                                  ARTICLE THREE
                              CONVERSION OF SHARES

         The manner and basis of converting the shares of Delaware Common Stock shall be as follows:

         3.1 On the Effective Date, each of the 100 shares of Florida Common Stock owned by Raptor Delaware immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of any party, be cancelled and retired and all rights in respect thereof shall cease. Raptor Delaware shall surrender the certificate for such shares to the Secretary of Raptor Florida for cancellation.

         3.2 On the Effective Date, each share of Delaware Common Stock issued and outstanding on the Effective Date shall thereupon be converted into and exchanged for one share of Florida Common Stock ("Conversion Ratio"). Such conversion shall be effected without the surrender of stock certificates or any other action, and each certificate evidencing issued and outstanding shares of Delaware Common Stock on the Effective Date shall thereupon become, and be deemed for all purposes to evidence the ownership of, the same number of issued and outstanding, fully paid, non-assessable shares of Florida Common Stock.

         3.3 On and after the Effective Date, each holder of a certificate evidencing issued and outstanding shares of Delaware Capital Stock may, but shall not be required to, surrender such certificate to Raptor Florida and, upon such surrender, such holder shall be entitled to receive a certificate evidencing the same number of shares of Florida Capital Stock as the number of shares of Delaware Capital Stock formerly evidenced by the certificate surrendered. Until so surrendered, each certificate which evidenced shares of Delaware Capital Stock on the Effective Date shall be deemed for all purposes to evidence the ownership of the shares of Delaware Capital Stock into which such shares were converted by virtue of the Merger. No service charge, brokerage commission or stock transfer tax shall be payable by any holder of shares of Delaware Capital Stock in connection with the issuance of certificates evidencing shares of Delaware Capital Stock, except that, if any such certificate is to be issued in a name other than that in which the certificate surrendered for exchange is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of the Delaware Capital Stock certificate in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Raptor Florida or its transfer agent that such tax has been paid or is not applicable. Raptor Florida shall have the right to rely upon the stock records of Raptor Delaware as to the ownership of shares of Delaware Capital Stock on the Effective Date.

         3.4 Raptor Delaware shall not record on its books any transfer of certificates representing issued and outstanding shares of Delaware Capital Stock on or after the Effective Date.


                                  ARTICLE FOUR
                                   CONDITIONS

         The consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions:

         4.1 At least a majority of the outstanding shares of Delaware Capital Stock entitled to vote shall have been voted in favor of this Agreement and the transactions contemplated hereby, and Raptor Delaware, as the sole stockholder of Raptor Florida, shall have approved this Agreement and the transactions contemplated hereby.

         4.2 The Board of Directors of Raptor Delaware shall not have determined that in light of the potential liability of the Surviving Corporation which might result from the exercise of dissenters rights by shareholders of Raptor Delaware, the Merger would be impracticable, undesirable or not in the best interests of the shareholders of Raptor Delaware.

         4.3 No governmental authority or other third party shall have instituted or threatened any action or proceeding against Raptor Delaware or Raptor Florida to enjoin, hinder or delay, or to obtain damages or other relief in connection with, the transactions contemplated by this Agreement and no action shall have been taken by any court or governmental authority rendering Raptor Delaware or Raptor Florida unable to consummate the transactions contemplated by this Agreement.



                                  ARTICLE FIVE
                                   TERMINATION

         This Agreement may be terminated and the Merger abandoned by Raptor Delaware or Raptor Florida by appropriate resolution of its respective Board of Directors and for any reason whatsoever, at any time prior to the Effective Date, whether before or after approval and adoption of this Agreement by the shareholders of Raptor Delaware or by Raptor Delaware as sole stockholder of Raptor Florida. In the event that this Agreement is terminated, it shall become void and shall have no effect and no liability shall be imposed upon either of the Corporations or the directors, officers or shareholders thereof.


                                   ARTICLE SIX
                              AMENDMENT AND WAIVER

         Prior to the Effective Date, whether before or after approval of this Agreement by the shareholders of Raptor Delaware or by Raptor Delaware as sole stockholder of Raptor Florida, this Agreement may be amended or modified in any manner (except that the provisions of sections 3.2, 3.3, and 3.6 may not be amended without the approval of the shareholders of Raptor Delaware), as may be determined in the judgment of the respective Boards of Directors of the Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the Merger in accordance with the purposes and intent of this Agreement. Any failure of either of the Corporations to comply with any of the agreements set forth herein may be expressly waived in writing by the other Corporation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                            RAPTOR INVESTMENTS,  INC.,
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                               Paul F. Lovito, Jr., President


                                            RAPTOR INVESTMENTS,  INC.,
                                            a Florida corporation

                                            By:
                                               ---------------------------------
                                               Paul F. Lovito, Jr., President

                                    EXHIBIT B


               Section 262 of the Delaware General Corporation Law
                         relating to Dissenters' Rights


SS.262 APPRAISAL RIGHTS.

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt of other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss.251 (other than a merger effected pursuant to ss.251(g) of this title), ss.252, ss.254, ss.257, ss.258, ss.263 or ss.264 of this title.

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. r (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not required for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss.251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.251, 252, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                  a. Shares of stock of the corporation surviving or resulting from such merger or consolidation or depository receipts in respect thereof,

                  b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system




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security on an interdealer quotation system by the National Association of
Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                  d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a, b, and c. of this paragraph.

         (3) In the event of all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d)      Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholders' shares shall deliver to the corporation before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to ss.228 or ss.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such holder's shares. If such notice did not notify stockholders of the effective date of the


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merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation of (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; ;provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be send to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holders' shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated herein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be note more than 10 days prior to the date the notice is given, provided, that if the notice given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholders' demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholders' written request for such a statement is received by the surviving or resulting corporation or within 120 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discover or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.



                                      B-4
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